                                               EASTERN DISTRICT OF VIRGINIA

In re Pathnet Telecommunications, Inc.                             CASE NO. BK-01-12264
                                                                   REPORTING PERIOD:  APRIL 30, 2001

                                                 MONTHLY OPERATING REPORT
                      File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.
----------------------------------------------------------------------------------------------------------------
                                                                                        DOCUMENT    EXPLANATION
REQUIRED DOCUMENTS                                                      FORM NO.        ATTACHED     ATTACHED

Schedule of Cash Receipts and Disbursements                             MOR-1              yes
     Bank Reconciliation (or copies of debtor's bank reconciliation     MOR-1 (CON'T)      yes
     Copies of bank statements                                                             yes
     Cash disbursements journals                                                           yes          see bank rec
Statement of Operations                                                 MOR-2              yes
Balance Sheet                                                           MOR-3              yes
Status of Postpetition Taxes                                            MOR-4              n/a
    Copies of IRS Form 6123 or payment receipt                                             n/a
    Copies of tax returns filed during reporting period                                    n/a
Summary of Unpaid Postpetition Debts                                    MOR-4
    Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging                            MOR-5              n/a
Debtor Questionnaire                                                    MOR-5              n/a
----------------------------------------------------------------------------------------------------------------
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

---------------------------------------
Signature of Debtor                                                      Date

---------------------------------------
Signature of Joint Debtor                                                Date

/s/ James M. Craig
---------------------------------------
Signature of Authorized Individual*                                      Date   May 31, 2001

James M. Craig
---------------------------------------                                  Chief Financial Officer
Printed Name of Authorized Individual                                    Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
                                                                                                     FORM MOR-1
                                                                                                         (9/99)

IN RE  PATHNET TELECOMMUNICATIONS, INC                                       CASE NO.  BK-01-12264
                      Debtor                                                 REPORTING PERIOD: APRIL 30, 2001

                                       SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor's books, not the bank statement.   The beginning cash should be the ending cash from the prior month or, if this is the
first report,  the amount shCase No.tBK-01-12264on the date the petition was filed.   The amounts reported in the "CURRENT MONTH - ACTUAL" column must
equal the sum of the four bank account columns.   The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL
REPORT (FORM IR-1) .  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal
must equal the total disbursements reported on this page.   A bank reconciliation must be attached for each account.  [See MOR-1 (CON'T)]

-------------------------------------------------------------------------------------------------------------------------
                                      BANK ACCOUNTS                   CURRENT MONTH           CUMULATIVE FILING TO DATE
                             OPER.  PAYROLL   TAX       OTHER       ACTUAL      PROJECTED         ACTUAL       PROJECTED
CASH BEGINNING  OF MONTH    267,488                   7,022,658   7,290,146                      7,290,146
                            ------- ------- -------   ---------  ----------    ----------       ----------    -----------
RECEIPTS
CASH  SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE  OF  ASSETS
OTHER  (ATTACH  LIST)                                    40,543       40,543                        40,543
TRANSFERS  (FROM  DIP ACCTS)
                            ------- ------- -------   ---------   ----------    ----------       ----------    ----------
    TOTAL  RECEIPTS               0       0       0      40,543       40,543                        40,543

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE, &OTHER TAXES
INVENTORY PURCHASES
SECURED/ RENTAL/ LEASES
INSURANCE
ADMINISTRATIVE
SELLING
OTHER  (ATTACH  LIST)                                      -609          -609                         -609

OWNER DRAW *
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE  QUARTERLY FEES
COURT COSTS                    -500                                     -500                           -500
                            ------- ------- -------   ---------   ----------    ----------       ----------    ----------
TOTAL DISBURSEMENTS            -500       0       0        -609       -1,109                         -1,109

NET CASH FLOW                  -500       0       0      39,934       39,434                         39,434
(RECEIPTS LESS DISBURSEMENTS)
                            ------- ------- -------   ---------   ----------     ----------      ----------    ----------
CASH - END OF MONTH         266,988    0.00    0.00   7,062,592    7,329,580                      7,329,580
                            ------- ------- -------   ---------   ----------     ----------      ----------    ----------
-------------------------------------------------------------------------------------------------------------------------
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

                                              THE FOLLOWING SECTION MUST BE COMPLETED
------------------------------------------------------------------------------------------------------------------------
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:   (FROM CURRENT MONTH  ACTUAL COLUMN)
TOTAL DISBURSEMENTS                                                                                                 -500
    LESS:  TRANSFERS TO DEBTOR IN POSSESSION  ACCOUNTS                                                      $
    PLUS:   ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES  (i.e. from escrow accounts)                       $
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                                     -500
------------------------------------------------------------------------------------------------------------------------

                                                                                                              FORM MOR-1
                                                                                                                  (9/99)

In re Pathnet Telecommunications, Inc.                                         Case No.  BK-01-12264
                                   Debtor                                      Reporting Period:  April 30, 2001

  CONTINUATION SHEET FOR MOR-1                                     Case No. BK-01-12264
A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.
--------------------------------------------------------------------------------------------------------------------------------
                                          Operating             Payroll                 Tax                 Other
                                                          #                    #                     #
BALANCE PER BOOKS                   See Attachment

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-)  OUTSTANDING CHECKS (ATTACH LIST)
OTHER  (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *
* Adjusted bank balance must equal
    balance per books

DEPOSITS IN TRANSIT                    Date      Amount     Date      Amount      Date      Amount     Date      Amount

CHECKS OUTSTANDING                     Ck. #     Amount     Ck. #     Amount      Ck. #     Amount     Ck. #     Amount

OTHER

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                       FORM MOR-1 (CONT)
                                                                                                                  (9/99)

In re  Pathnet Telecommunications, Inc                                      Case No.  BK-01-12264
                                    Debtor                                  Reporting Period.:  April 30, 2001

                                                 STATEMENT OF OPERATIONS
                            (Income Statement)                                           Case No. BK-01-12264

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                CUMULATIVE
REVENUES                                                                                     Month            Filing to Date
Gross Revenues                                                                               $0.00                   $0.00
Less:  Returns and Allowances                                                                 0.00                   $0.00
                                                                                      ------------              ----------
Net Revenue                                                                                  $0.00                   $0.00
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold                                                                            0.00                    0.00
Gross Profit                                                                                  0.00                    0.00
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)                                                                      4,442                   4,442
                                                                                      ------------              ----------
Total Operating Expenses Before Depreciation                                                 4,442                   4,442
Depreciation/Depletion/Amortization                                                              0
                                                                                      ------------              ----------
Net Profit (Loss) Before Other Income & Expenses                                        -4,442                  -4,442

OTHER INCOME AND EXPENSES
Other Income (attach schedule)                                                              33,349                  33,349
Interest Expense - (intercompany)                                                                0                       0
Other Expense (attach schedule)                                                              7,660                   7,660
                                                                                      ------------              ----------
Net Profit (Loss) Before Reorganization Items                                               36,567                  36,567
                                                                                      ------------              ----------

REORGANIZATION ITEMS
Professional Fees                                                                                                        0
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
                                                                                      ------------              ----------
Total Reorganization Expenses                                                                    0                       0
                                                                                      ------------              ----------
Income Taxes                                                                                     0
                                                                                      ------------              ----------
Net Profit (Loss)                                                                           36,567                  36,567
                                                                                      ============              ==========
--------------------------------------------------------------------------------------------------------------------------------
*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                                                              FORM MOR-2
                                                                                                                  (9/99)

                                                                                                                        FORM MOR-1 (CON'T)
                                                                                                               (9/99)
In re  Pathnet Telecommunications, Inc                               Case No.  BK-01-12264
                        Debtor                                       Reporting Period:  April 30,  2001

          STATEMENT OF OPERATIONS - CONTINUATION SHEET                              Case No. BK-01-12264

--------------------------------------------------------------------------------------------------------------------
                                                                                                        CUMULATIVE
BREAKDOWN OF "OTHER" CATEGORY                                        MONTH                            FILING TO DATE

OTHER COSTS
Price Water House Services (Audits and Tax Compliance)               April                                  3,333
Investment Fees - Suntrust account                                   April                                    609
Delaware Division of Revenue                                         April                                    250
Commissioner of Revenue Services                                     April                                    250
                                                                                                         --------
                                                            TOTAL                                           4,442
                                                                                                         --------
OTHER OPERATIONAL EXPENSES
Interest Income Suntrust Investement account                         April                                 33,349

                                                                                                         --------
                                                            TOTAL                                          33,349
                                                                                                         --------
OTHER INCOME
Adjust PG&E sale of note                                         April                                  7,660

                                                                                                         --------
                                                            TOTAL                                           7,660
                                                                                                         --------
OTHER EXPENSES

OTHER REORGANIZATION EXPENSES

------------------------------------------------------------------------------------------------------------------

REORGANIZATION ITEMS - INTEREST EARNED ON ACCUMULATED CASH FROM CHAPTER 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
                                                                                                      FORM MOR-2 (CON'T)
                                                                                                         (9/99)

In re  Pathnet Telecommunications, Inc.                                     Case No.  BK-01-12264
                                            Debtor                          Reporting Period:  April 30, 2001

                                                  BALANCE SHEET
                                               Case No. BK-01-12264

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.
-------------------------------------------------------------------------------------------------------
                                                             BOOK VALUE AT END OF         BOOK VALUE ON
                    ASSETS                                 CURRENT REPORTING MONTH        PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents                                 7,329,580                  7,290,146
Restricted Cash and Cash Equivalents (see continuation sheet)             0                          0
Accounts Receivable (Net)                                                 0
Notes Receivable                                                          0                          0
Inventories                                                               0                          0
Prepaid Expenses                                                      6,667                     10,000
Professional Retainers                                              600,000                    600,000
Other Current Assets (attach schedule)                          -85,578,642                -85,579,108
                                                               ------------               ------------
TOTAL CURRENT ASSETS                                            -77,642,395                -77,678,962
                                                               ------------               ------------
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
                                                               ------------               ------------
TOTAL PROPERTY & EQUIPMENT                                            0                          0
                                                               ------------               ------------
OTHER ASSETS
Loans to Insiders*                                                7,983,195                  7,983,195
Other Assets (attach schedule)
                                                               ------------               ------------
TOTAL OTHER ASSETS                                                7,983,195                  7,983,195
                                                               ------------               ------------
TOTAL ASSETS                                                    -69,659,201                -69,695,768
                                                               ============               ============

                                                             BOOK VALUE AT END OF         BOOK VALUE ON
         LIABILITIES AND OWNER EQUITY                      CURRENT REPORTING MONTH        PETITION DATE

LIABILITIES NOT SUBJECT TO COMPROMISE (POSTPETITION)
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent / Leases - Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
                                                               ------------               ------------
TOTAL POSTPETITION LIABILITIES                                           $0                         $0
                                                               ------------               ------------
LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
Secured Debt
Priority Debt
Unsecured Debt                                                  138,260,417                138,260,417
                                                               ------------               ------------
TOTAL PRE-PETITION LIABILITIES                                 $138,260,417               $138,260,417
                                                               ------------               ------------
TOTAL LIABILITIES                                              $138,260,417               $138,260,417

OWNER EQUITY
Capital Stock  and Preferred Stock                                  280,582                    280,582
Mandatorily redemable preferred stock                            62,952,830                 62,952,830
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition                               -271,189,596               -271,189,596
Retained Earnings - Postpetition                                     36,567
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
                                                               ------------               ------------
NET OWNER EQUITY                                              ($207,919,617)             ($207,956,184)
                                                               ------------               ------------
TOTAL LIABILITIES AND OWNERS' EQUITY                           ($69,659,201)              ($69,695,767)
                                                               ============               ============
------------------------------------------------------------------------------------------------------
                                                                                            FORM MOR-3
*"Insider" is defined in 11 U.S.C. Section 101(31).                                              (9/99)

Certain reclassifications on 10Q amounts have been made to conform to MOR reporting

In re  Pathnet Telecommunications, Inc                                                      Case No. BK-01-12264
                                   Debtor                                                   Reporting Period:  April 30, 2001

BALANCE SHEET - CONTINUATION SHEET                      Case No. BK-01-12264

--------------------------------------------------------------------------------------------------------------------------------

                                                                  BOOK VALUE AT END OF              BOOK VALUE ON
                           ASSETS                               CURRENT REPORTING MONTH             PETITION DATE
Other Current Assets
          Investments in Subs                                            -91,322,286                 -91,322,286
          Intercompany receivables                                         5,716,390                   5,716,390
                                                                              27,254                      26,788

                                                                        ------------                ------------
                                                       TOTAL             -85,578,642                 -85,579,108
                                                                        ------------                ------------
Other Assets

                                                                  BOOK VALUE AT END OF              BOOK VALUE ON
                LIABILITIES AND OWNER EQUITY                    CURRENT REPORTING MONTH             PETITION DATE
Other Postpetition Liabilities

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

--------------------------------------------------------------------------------------------------------------------------------

Restricted Cash:  cash that is restricted for a specific use and not available to fund operations.  Typically, restricted cash is segregated into a separate account, such as an escrow account.

                                                                                            FORM MOR-3 (CON'T)
                                                                                            (9/99)

In re  Pathnet Telecommunications, Inc.                                           Case No.   BK-01-12264
                              Debtor                                              Reporting Period: April 30, 2001

                                               STATUS OF POSTPETITION TAXES
                                                                       Case No. BK-01-12264
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.
-------------------------------------------------------------------------------------------------------------------------
                                          BEGINNING      AMOUNT                                                 ENDING
                                             TAX       WITHHELD OR     AMOUNT         DATE       CHECK NO.        TAX
                                          LIABILITY      ACCRUED        PAID          PAID        OR EFT       LIABILITY
Federal
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:_________________
   Total Federal Taxes
STATE AND LOCAL
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:_________________
   Total State and Local
TOTAL TAXES
--------------------------------------------------------------------------------------------------------------------------------

                                           SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.
--------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF DAYS PAST DUE
                                        Current       0-30          31-60         61-90        Over 90       Total
Accounts Payable
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:__________________________
Other:__________________________
TOTAL POSTPETITION DEBTS
--------------------------------------------------------------------------------------------------------------------------------

EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

*"Insider" is defined in 11 U.S.C. Section 101(31).                                                             FORM MOR-4
                                                                                                             (9/99)

In re  Pathnet Telecommunications, Inc                                                       Case No.   BK-01-12264
                              Debtor                                                         Reporting Period:  April 30, 2001

                        ACCOUNTS RECEIVABLE RECONCILIATION AND AGING                             Case No. BK-01-12264

--------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION                                                                        AMOUNT
Total Accounts Receivable at the beginning of the reporting period
+ Amounts billed during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                                                                                 AMOUNT
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)
--------------------------------------------------------------------------------------------------------------------------------

                                                   DEBTOR QUESTIONNAIRE
--------------------------------------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH                                                                  YES           NO
1.  Have any assets been sold or transferred outside the normal course of business this reporting period?  If yes, provide an explanation below.
2.  Have any funds been disbursed from any account other than a debtor in possession account this reporting period?  If yes, provide an explanation below.
3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation below.
4.  Are workers compensation, general liability and other necessary insurance coverages in effect?  If no, provide an explanation below.
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                            FORM MOR-5
                                                                                                            (9/99)